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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 4, 2002

                                CVEO Corporation
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                 (Exact name of registrant specified in Charter)

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               Delaware                                 1-13430                              04-1419731
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    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)


              790 Turnpike Street, Suite 202, North Andover, MA                                 01845
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                   (Address of principal executive offices)                                   Zip Code
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Registrant's telephone, including area code:  978.794.5520
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         (Former name and former address, if changed since last report)


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     The following amends the Form 8-K of CVEO Corporation filed on June 24,
2002.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     On June 6, 2002, the United States Bankruptcy Court for the District of Delaware (the "Court") confirmed the Second Amended Chapter 11 Plan (the "Plan") of CVEO Corporation, formerly named Converse, Inc. ("Debtor"), and an order was signed and entered by the Court on that date. A copy of the Plan, as modified by the Court and filed with the Court on July 31, 2002, is attached hereto as
Exhibit 99.1.

     Under the terms of the Plan, holders of common stock of the Debtor will not receive any distribution on account of such stock, and, on the effective date of the Plan, all outstanding common stock of the Debtor, and all options and other rights to acquire common stock of the Debtor will be cancelled and will be of no further force or effect. The Debtor anticipates that the Plan will be effective on July 31, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits
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     99.1    Second Amended Chapter 11 Plan, as Modified
     99.2    Financial Information (previously filed)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in North Andover, Massachusetts on July 31, 2002.

                                                 CVEO CORPORATION

                                                 By: /s/ David Ferrari
                                                     -----------------------
                                                     Chief Restructuring Officer



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                                INDEX TO EXHIBITS

Exhibit                                                                     Page
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 99.1    Second Amended Chapter 11 Plan, as Modified
 99.2    Financial Information (previously filed)